SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 23, 2014
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RESEARCH FRONTIERS INCORPORATED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	1-9399	11-2103466
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NUMBER)	(IRS EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)

240 CROSSWAYS PARK DRIVE
WOODBURY, NEW YORK 11797-2033
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Asahi Glass Co. (AGC) President & CEO, Kazuhiko Ishimura announced that AGC’s new lightweight light control glass using Research Frontiers’ (Nasdaq: REFR) patented SPD-SmartGlass has been installed in a gauge-changeable new test train of the Japan Railway Construction, Transport and Technology Agency. This train made a test run on the JR Kyushu’s train line this past Sunday, April 20.

Imagine pushing a button, tapping on your tablet or smart phone, or touching a window and having the window instantly adjust to whatever tint you wanted. All of this is now possible in windows, skylights, sunroofs, partitions and other glass or plastic products using SPD-Smart light control film technology developed by Research Frontiers – the same technology currently used in homes, offices, museums, yachts and in thousands of Mercedes-Benz cars worldwide.

The window glass mounted in the test train combines a thin, strong chemically-strengthened glass with SPD-SmartGlass to reduce weight by 30% and improve passenger comfort and safety. Using AGC’s SPD-Smart WONDERLITE™ glass, customers can adjust the amount of outside light coming into the train to suit their preferences. This innovative light control glass function eliminates the need for curtains and enhances interior comfort with high heat shielding and thermal insulation.

Joseph M. Harary, President and CEO of Research Frontiers congratulated licensee Asahi Glass Company on this innovative new product using SPD-SmartGlass technology and noted: “The benefits of SPD-SmartGlass technology currently enjoyed by thousands of people in the automotive, aircraft, marine and architectural industries are now moving to the mass transit train market. SPD-SmartGlass technology is currently the best-selling smart window technology in the world, and through AGC’s new product, these benefits are expanding to an even wider group to make their traveling experience even more enjoyable, comfortable, and safer, while also saving energy for train operators.”

Details are noted in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. This press release is also available on the Company's website at www.SmartGlass.com and at various other places on the internet.

This report and the press releases referred to herein may include statements that may constitute "forward-looking" statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.

The information in this Form 8-K or the press release reproduced herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Research Frontiers Press Release dated April 23, 2014.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH FRONTIERS INCORPORATED

/s/ Seth L. Van Voorhees
By:	Seth L. Van Voorhees
Title:	CFO and VP, Business Development

Dated: April 23, 2014